SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                AMENDMENT NO. 1

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.


Date of Amendment No. 1:                    March 17, 1995
Date of Initial Report:                     January 18, 1995
(Date of earliest event reported):          January 3, 1995



                            AMERICAN HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)




              STATE OR OTHER JURISDICTION OF INCORPORATION: Delaware
                        COMMISSION FILE NUMBER: 0-10566
                  IRS EMPLOYER IDENTIFICATION NO.: 95-3419191



              376 MAIN STREET, P. O. BOX 74, BEDMINSTER, NJ 07921
            -------------------------------------------------------
                    (Address of Principal Executive Offices)




                 Registrant's telephone number: (908) 234-9220

Item 7.           FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION
                  AND EXHIBITS

                  a.      Financial Statements of Businesses Acquired:

                  -        Financial statements of Dr. Madis Laboratories,
                           Inc. ("Madis") as of and for the two years ended
                           December   31,   1994   together   with   Independent
                           Accountant's Report.

                  b.       Proforma Financial Information:

                  - Proforma consolidated condensed balance sheet as of December 31, 1994.

                  - Proforma consolidated condensed statement of operations for the year ended December 31, 1994.

                  c.       Exhibits:

                  (1)      Plan of Reorganization of Dr. Madis Laboratories,
                           Inc.

                  (2)      Disclosure Statement related to Plan of
                           Reorganization

                            AMERICAN HOLDINGS, INC.
                 PROFORMA CONSOLIDATED CONDENSED BALANCE SHEET
                               DECEMBER 31, 1994
                                 ($000 OMITTED)
                                  (UNAUDITED)

                                                                                     American
                                                                                     Holdings      Madis       Proforma
                                                                                    HISTORICAL   HISTORICAL   ADJUSTMENTS  PROFORMA
ASSETS:

Cash and cash
 equivalents ....................................................................   $  13,427    $     427    ($  2,045)A  $ 11,209
                                                                                                              (     300)B
                                                                                                              (     100)C
                                                                                                              (     200)D
Accounts
 receivable .....................................................................                      664                      664
Inventory .......................................................................                    1,459                    1,459
Prepaid expenses ................................................................                       36                       36
                                                                                     --------    ---------    ---------   ---------
  Total current
   assets .......................................................................      13,427        2,586    (   2,645)     13,368
                                                                                     --------    ---------    ---------   ---------
Marketable
 securities .....................................................................       2,018                                 2,018
Other assets ....................................................................       1,491          309         200 D      3,425
                                                                                                                 1,668 E
                                                                                                                 ( 243)E
                                                                                    ---------    ---------    ---------   ---------
Total assets ..................................................................     $  16,936    $   2,895    ($ 1,020)   $  18,811
                                                                                    =========    =========    =========   =========

LIABILITIES AND STOCKHOLDERS' EQUITY:

Current
 liabilities ....................................................................   $     621    $  2,950     ($ 2,045)A      2,226
                                                                                                              (    100)C
                                                                                                                   800 F

Other liabilities ...............................................................                     270                       270

Stockholders'
 equity:
Capital stock ...................................................................          77       1,819     (  1,819)E         77
Additional paid
 -in capital ....................................................................      43,800         --          --         43,800
Retained earnings
 (deficit) ......................................................................     (26,820) (    2,144)       2,144E   (  26,820)
Unrealized losses
 on marketable
 securities .....................................................................   (     742)                            (     742)
                                                                                    ---------   ---------    ---------    ---------
  Total
   stockholders'
   equity .......................................................................      16,315   (     325)         325       16,315
                                                                                    ---------   ---------    ---------    ---------
  Total liabilities
   and stockholders'
   equity .......................................................................   $  16,936    $   2,895   ($  1,020)   $  18,811
                                                                                    =========    =========    =========   =========


                See accompanying notes to proforma consolidated
                        condensed financial statements.

                            AMERICAN HOLDINGS, INC.
            PROFORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1994
                     ($000 OMITTED, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)


                                                                                    American
                                                                                    Holdings      Madis        Proforma
                                                                                   HISTORICAL   HISTORICAL    ADJUSTMENT   PROFORMA
Revenues ........................................................................                $   5,995                $   5,995

Cost of goods sold ..............................................................                    4,008                    4,008
                                                                                                 ---------                ---------

Gross profit ....................................................................                    1,987                    1,987
                                                                                                 ---------                ---------
                                                                                                                   150 G
Selling, general and ............................................................                                   60 H
 administrative
 expenses .......................................................................   $   1,771    $   1,254    (    154)I      3,081
                                                                                    ---------    ---------     -------    ---------
Income (loss) from
 operations .....................................................................  (    1,771)         733    (     56)  (    1,094)
                                                                                    ---------    ---------     -------    ---------

Other income
 (expense) ......................................................................       1,802   (       3)         37 J         441
                                                                                                              (   111)K
                                                                                                              (    80)L
                                                                                                              (   144)M
                                                                                                                1,060 I

Reorganization
 expenses .......................................................................   ---------   (   1,219)      1,219 N         --
                                                                                    ---------    --------      -------    --------

Income (loss) before
 income taxes ...................................................................          31   (     489)    (   195)     (    653)
                                                                                     --------    --------      ------       -------

Income taxes (benefits)..........................................................           5           7     (    12)O        --
                                                                                     --------    --------      ------       -------

Net income (loss)   .............................................................    $     26   ($    496)    ($  183)    ($    653)
                                                                                     ========    ========      ======      ========

Earnings (loss) per
 common share ...................................................................          --                             ($    .08)
                                                                                     ========                              ========

 Weighted average number
  of common shares
  outstanding ...................................................................       8,095                                 8,095
                                                                                     ========                              ========






                See accompanying notes to proforma consolidated
                        condensed financial statements.

                            AMERICAN HOLDINGS, INC.
         NOTES TO PROFORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                               DECEMBER 31, 1994
                                  (UNAUDITED)


The following adjustments have been made to the proforma consolidated condensed financial statements to reflect the acquisition of Madis by American Holdings, Inc. (the "Company") on January 3, 1995. The acquisition is being treated as a purchase under generally accepted accounting principles.

(A) Cash disbursed to the Trustee in Bankruptcy in accordance with the confirmed Plan of Reorganization.

(B) Cash disbursed for a finder's fee ($100,000) and estimated professional fees ($200,000) incurred in connection with the acquisition.

(C) Cash disbursed to a Madis employee benefit plan in accordance with the Plan of Reorganization.

(D) Loan made to an affiliate of Madis in accordance with the Plan of Reorganization.

(E)      Eliminate the intercompany investment in Madis and record goodwill.

(F)      Contractual payments to former owners of Madis over next four years.

(G) Record higher salary expense based on employment agreements with Madis executive officers.

(H) Record additional rental payment to an affiliate of Madis for the lease of the Company's facilities in accordance with a lease agreement. The lease requires the same base payment as in 1994 plus an additional rental payment of 1% of sales each year up to an additional $200,000 per annum over the term of the lease.

(I) On September 21, 1993, the Board of Directors of the Company approved in principle a plan to distribute the common stock of NorthCorp Realty Advisors, Inc. ("NorthCorp"), a real estate asset manager and a wholly-owned subsidiary of the Company, to all holders of the Company's outstanding common stock (the "Distribution"). Under the plan of distribution, the Company declared a dividend of one share of NorthCorp common stock for every two shares of the Company's common stock outstanding on the record date of the Distribution, July 8, 1994. At the date of distribution (July 11, 1994), 8,250,000 shares of NorthCorp common stock were outstanding. Approximately 4,000,000 shares, or 48%, of NorthCorp's common stock were distributed to the shareholders of the Company.

         On August 4, 1994, the Company sold substantially all of its remaining interest in NorthCorp. As part of the transaction, NorthCorp assumed the lease of the Company's Washington, D.C. office and the employment contract of one of the Company's executive officers. This entry eliminates these items and NorthCorp's results of operations. The unaudited proforma condensed consolidated statement of operations does not reflect the following proforma adjustments related to the disposition of NorthCorp and the Washington, D.C. office of the
         Company:

         1. Interest income on the assumed reinvestment of the $1.5 million proceeds received.

         2. Net gain of $378,000 on the sale of substantially all of the Company's remaining interest in NorthCorp.

         3. The market value of the NorthCorp common stock distributed to the Company's shareholders.

(J)      Record interest income on the loans to affiliates.

(K) Record amortization of goodwill incurred in the acquisition over 15 years.

(L)      Record 20% minority interest in earnings of Madis.

(M) Reflect decreased interest income due to a decrease in investable cash used to acquire Madis.

(N) Remove Reorganization expenses to show Madis operations as if Madis had not been under Chapter 11 in 1994.

(O)      Record proforma tax provision.

         The proforma results of operations have been adjusted to reflect the disposition of NorthCorp and the Washington, D.C. office of the Company
(the "Disposition") had the Disposition taken place on January 1, 1994.
The proforma results of operations also include the operations of Madis as if the acquisition of Madis had taken place on the same date. The proforma consolidated condensed balance sheet includes the accounts of Madis as if the acquisition had occurred on December 31, 1994.

         The proforma consolidated condensed financial information is not intended to reflect the results of operations which would have actually resulted had these transactions been effected on the dates indicated. Moreover, this proforma financial data is not intended to be indicative of results of operations which may be attained in the future.

                          DR. MADIS LABORATORIES, INC.

                            FINANCIAL STATEMENTS

                       AS OF AND FOR THE TWO YEARS ENDED
                               DECEMBER 31, 1994

                          INDEPENDENT AUDITORS' REPORT



To the Stockholders of
Dr. Madis Laboratories, Inc.
South Hackensack, New Jersey

We have audited the accompanying balance sheet of Dr. Madis Laboratories, Inc. (the "Company") as of December 31, 1994, and the related statements of operations, accumulated deficit and cash flows for the years ended December 31, 1994 and 1993. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 1994, and the results of its operations and its cash flows for the years December 31, 1994 and 1993 in conformity with generally accepted accounting principles.

As discussed in Notes 1 and 9 to the financial statements, on December 7, 1994, the Bankruptcy Court entered an order confirming the plan of reorganization which became effective on January 3, 1995. Under the plan of reorganization, the Company is required to comply with certain terms and conditions as more fully described in Notes 1 and 9.



/s/ DELOITTE & TOUCHE
- -----------------------

Dated:  February 28, 1995

                          DR. MADIS LABORATORIES, INC.
                                 BALANCE SHEET
                               DECEMBER 31, 1994


ASSETS

CURRENT ASSETS:
  Cash ....................................   $   426,714
  Accounts receivable, net of allowance for
    uncollectible accounts and returns and
    allowances of $102,000 ................       664,150
  Inventory ...............................     1,458,676
  Prepaid expenses ........................        35,978
                                              -----------

  TOTAL CURRENT ASSETS ....................     2,585,518

PROPERTY AND EQUIPMENT, at cost ...........     3,557,651
  Less:  Accumulated depreciation .........     3,308,024
                                              -----------
  NET PROPERTY AND EQUIPMENT ..............       249,627
                                              -----------
OTHER ASSETS:
  Security deposits .......................        29,000
  Notes receivable - stockholder ..........        30,000
                                              -----------
  TOTAL OTHER ASSETS ......................        59,000
                                              -----------
TOTAL ASSETS ..............................   $ 2,894,145
                                              ===========

                            (CONTINUED ON NEXT PAGE)

                          DR. MADIS LABORATORIES, INC.
                                 BALANCE SHEET
                               DECEMBER 31, 1994


LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
  Accounts payable - trade ................   $   724,228
  Accounts payable - affiliate ............        33,587
  Current portion of long-term debt .......        32,683
  Accrued expenses and payroll taxes ......     1,875,088
  Accrued environmental costs .............       280,000
  Federal and state income taxes payable ..         3,500
                                              -----------

  TOTAL CURRENT LIABILITIES ...............     2,949,086
                                              -----------
OTHER LIABILITIES:
  Long-term debt (net of current
    portion) ..............................       257,957
  Notes payable - stockholder .............        12,347
                                              -----------

  TOTAL OTHER LIABILITIES .................       270,304
                                              -----------
STOCKHOLDERS' DEFICIT:
  Capital stock ...........................     1,818,549
  Accumulated deficit .....................    (2,143,794)
                                              -----------
  TOTAL STOCKHOLDERS' DEFICIT .............    (  325,245)
                                              -----------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT   $ 2,894,145
                                              ===========



         See accompanying notes to financial statements.

                          DR. MADIS LABORATORIES, INC.
                            STATEMENTS OF OPERATIONS
                     YEARS ENDED DECEMBER 31, 1994 AND 1993





                                          1994          1993
                                      -----------    -----------
SALES .............................   $ 5,995,369    $ 5,219,732

COST OF GOODS SOLD ................     4,008,138      3,522,649
                                      -----------    -----------

GROSS PROFIT ......................     1,987,231      1,697,083

SELLING, OPERATING AND
  ADMINISTRATIVE EXPENSES .........     1,253,724        992,210
                                      -----------    -----------

INCOME FROM OPERATIONS ............       733,507        704,873

OTHER INCOME ......................        32,324        106,333

INTEREST EXPENSE ..................   (    35,232)   (   217,308)
                                      -----------    -----------

                                          730,599        593,898
                                      -----------    -----------

REORGANIZATION ITEMS:
  Chapter 11 professional fees ....   ( 1,192,016)   (    94,614)
  Income tax penalties and interest   (    27,314)   (     3,688)
                                      -----------    -----------

  TOTAL REORGANIZATION ITEMS ......   ( 1,219,330)   (    98,302)
                                      -----------    -----------

INCOME (LOSS) BEFORE INCOME TAXES .   (   488,731)       495,596

PROVISION FOR INCOME TAXES ........         7,500          3,751
                                      -----------    -----------

NET INCOME (LOSS) .................   ($  496,231)   $   491,845
                                       ===========   ===========


         See accompanying notes to financial statements.

                          DR. MADIS LABORATORIES, INC.
                       STATEMENTS OF ACCUMULATED DEFICIT
                     YEARS ENDED DECEMBER 31, 1994 AND 1993



                                            1994            1993
                                        ------------    ------------

ACCUMULATED DEFICIT -
  BEGINNING OF YEAR .                   ($ 1,647,563)   ($ 2,139,408)


  Net income (loss) .                   (    496,231)        491,845
                                        ------------    ------------


ACCUMULATED DEFICIT -
  END OF YEAR .......                   ($ 2,143,794)   ($ 1,647,563)
                                        ============    ============



                See accompanying notes to financial statements.

                          DR. MADIS LABORATORIES, INC.
                            STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 1994 AND 1993


                                            1994         1993
                                         ---------    ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss) .................   ($496,231)   $ 491,845
  Adjustments to reconcile net
  income (loss) to net cash
  provided by operating activities:
    Deferred costs ..................        --          1,129
    Depreciation ....................     148,883      169,986
    (Increase) decrease in:
      Accounts receivable ...........   (   6,285)    (226,960)
      Inventory .....................    (202,686)    (225,344)
      Notes receivable -
       shareholders .................        --        (30,000)
      Prepaid expenses ..............   (   8,308)      14,232
      Security deposits .............       3,333       (5,000)
    Increase (decrease) in:
      Accounts payable - trade ......      87,417     (223,481)
      Accrued expenses and
       payroll taxes ................     813,039      234,504
      Due from affiliate ............   (  30,365)     (90,371)
      Federal and state income
       tax payable ..................   (     251)       3,751
                                        ---------    ---------

  NET CASH PROVIDED BY
   OPERATING ACTIVITIES .............     308,546      114,291
                                        ---------    ---------

CASH FLOWS USED IN INVESTING
 ACTIVITIES:
  Purchase of property and equipment      (46,831)     (40,277)
                                        ---------    ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Principal payments on bank loan ...     (26,353)     (30,340)
  Principal payments on capital lease
    obligations .....................     ( 7,354)     ( 8,739)
                                        ---------    ---------

  NET CASH USED IN FINANCING
   ACTIVITIES .......................     (33,707)     (39,079)
                                        ---------    ---------

                            (CONTINUED ON NEXT PAGE)

                          DR. MADIS LABORATORIES, INC.
                            STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 1994 AND 1993
                                (CONTINUED)


                                         1994       1993
                                       --------   --------

NET INCREASE IN CASH ...............    228,008     34,935

CASH, Beginning of year ............    198,706    163,771
                                       --------   --------

CASH, End of year ..................   $426,714   $198,706
                                       ========   ========

SUPPLEMENTAL DISCLOSURES OF CASH
 FLOW INFORMATION:
  Cash paid for:
    Interest .......................   $ 33,893   $ 17,660
                                       ========   ========

    Income taxes ...................   $  4,000   $  3,751
                                       ========   ========


SCHEDULE OF NON-CASH FINANCING
 AND INVESTING ACTIVITIES:

  Equipment acquired through capital
    lease obligations ..............   $ 20,233   $ 10,750
                                       ========   ========






         See accompanying notes to financial statements.

                          DR. MADIS LABORATORIES, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1994


         NOTE 1 - REORGANIZATION UNDER CHAPTER 11

              On March 17, 1988,  Dr. Madis  Laboratories,
              Inc. (the "Company") filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code, and continued to operate its business as debtor-in-possession, subject to the approval of the Bankruptcy Court for certain of its proposed actions, until November 6, 1991. At that point, a Trustee was appointed, operating the business as a Trustee-In-Possession.

              Effective January 3, 1995, American Holdings, Inc. ("HOLD"), a Delaware corporation, acquired an 80% ownership interest in the Company pursuant to a Plan of Reorganization ("the Plan"). The Plan called for substantially all secured and unsecured creditors to be paid 100% of their claims with interest. See Note 9 of Notes to Financial Statements.


         NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

              BASIS OF PRESENTATION

              The Company's financial statements are presented on the historical cost basis. Pursuant to the Plan, the Company will merge with a wholly-owned subsidiary of HOLD, as further discussed in Note 9 of Notes to Financial Statements. Accordingly, the Company has not prepared these financial statements on a "fresh-start" basis of accounting.

              OPERATIONS

              Dr. Madis Laboratories, Inc., is engaged in the manufacture of botanical derivatives. The Company's headquarters, sales office, laboratories and main warehouse are located in South Hackensack, New Jersey.

              INVENTORIES

              Merchandise inventories are valued at the lower of cost or market. Cost is determined by the first-in, first-out (FIFO) method.

              PROPERTY AND EQUIPMENT

              Depreciation and amortization are provided primarily using the double-declining balance method over the useful lives of the assets (seven to twelve years).

                          DR. MADIS LABORATORIES, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1994



              ENVIRONMENTAL COSTS

              Environmental expenditures that relate to current operations are expensed or capitalized as appropriate. Expenditures that relate to an existing condition caused by past operations, and which do not contribute to current or future revenue generation, are expensed. These amounts are recorded when environmental assessments and/or remedial efforts are probable, and the cost can be reasonably estimated. The timing of these accruals generally coincides with completion of a feasibility study or the Company's commitment to a formal action plan. Amounts included in the accompanying balance sheet for estimated environmental costs at December 31, 1994 were $280,000.

              INCOME TAXES

              Deferred income taxes reflect the net effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and (b) operating loss carryforwards. The deferred tax asset at December 31, 1994 was completely offset by a valuation allowance.


         NOTE 3 - INVENTORIES

              Inventory is comprised of the following:

                 Raw materials      $  217,420
                 Work in process       163,874
                 Finished goods      1,077,382
                                    ----------
                                    $1,458,676
                                    ==========

         NOTE 4 - PROPERTY AND EQUIPMENT

              Property and equipment is comprised of the following:

                          DR. MADIS LABORATORIES, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1994


                 Machinery and equipment                  $3,331,031
                 Equipment under capital lease                30,983
                 Furniture and fixtures                      195,637
                                                          ----------
                   Total                                   3,557,651
                 Less:  Accumulated depreciation           3,308,024
                                                          ----------
                                                          $  249,627
                                                          ==========

         NOTE 5 - LONG-TERM DEBT

              Long-term debt at December 31, 1994 consisted of the following:

                  Note payable to American Holdings, Inc.,
                  with interest payable at 85% of the prime
                  lending rate, due March 1, 2003, secured
                  by substantially all assets of the Company     $268,205


                  Capital lease obligation to Yale Financial,
                  due in monthly installments of $299,
                  including interest, through August 1996,
                  secured by equipment                              5,972

                  Capital lease obligation to Yale Financial,
                  due in monthly installments of $399,
                  including interest, through July 1997,
                  secured by equipment                             12,387

                  Capital lease obligation to Sanwa Leasing,
                  due in monthly installments of $177,
                  including interest, through November 1996,
                  secured by equipment                              4,076
                                                                 --------
                                                                  290,640
                  Less:  current maturities                        32,683
                                                                 --------
                                                                 $257,957
                                                                 ========

                          DR. MADIS LABORATORIES, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1994




              Maturities of long-term debt are as follows:

                   Years Ending
                    DECEMBER 31,
                   -------------
                       1995              $ 32,683
                       1996                33,634
                       1997                29,862
                       1998                29,900
                       1999                33,030
                    Thereafter            131,531
                                         --------
                                         $290,640
                                         ========


         NOTE 6 - INCOME TAXES

              As of December 31, 1994, the Company had net operating loss carryforwards ("NOL") of approximately $246,000 and $767,000 for federal and state income tax purposes, respectively, which may provide current and future tax benefits. The federal NOL's expire in the years 2006 and 2007. The state NOL's expire during the years 1995 through 1998.

              The provision (benefit) for income taxes is comprised of the following:

                                               1994               1993
                                             ---------           -------

                     Federal:
                       Current              $  7,500            $  3,751
                       Deferred            ( 139,024)            168,183
                       Increase (decrease)
                        in valuation
                        allowance            139,024           ( 168,183)
                                            --------            --------
                        Total federal       $  7,500            $  3,751
                                            ========            ========

                          DR. MADIS LABORATORIES, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1994

                                               1994                1993
                                             ---------           -------

                     State:
                       Current                       -                 -
                       Deferred              ($ 43,986)         $ 44,834
                       Increase (decrease)
                        in valuation
                        allowance               43,986         (  44,834)
                                              --------          --------
                        Total                 $      -          $      -
                                              ========          ========


              Significant components of the Company's deferred tax assets at December 31, 1994 are as follows:

                     Current:
                      Accounts receivable allowance          $  40,739
                      Inventory obsolescence                    58,524
                      Environmental costs                      111,832
                      Employee stock ownership
                        plan                                    39,940
                      Valuation allowance                   (  251,035)
                                                             ---------

                     Total current                                   -
                                                             ---------

                     Noncurrent:
                      Reorganization costs                     345,830
                      Net operating loss
                       carryforwards                           152,901
                      Alternative minimum tax credits            4,604
                      Valuation allowance                   (  503,335)
                                                             ---------

                     Total noncurrent                                -
                                                             ---------
                     Total deferred tax assets               $       -
                                                             =========


              A reconciliation of the provision for income taxes to the expected provision for income taxes [income (loss) before income taxes times the statutory tax rate of 34%] is as follows:

                          DR. MADIS LABORATORIES, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1994

                                                      1994           1993
                                                    --------       --------
                     Income (loss) before
                       income taxes               ($ 488,731)     $ 495,596
                     Statutory federal income
                       tax                                34%            34%
                                                   ---------      ---------

                     Expected income tax
                       provision (benefit)        (  166,169)       168,503
                     State taxes, net of
                       federal benefit            (   29,324)        29,736
                     Increase (decrease) in
                       valuation allowance           183,010     (  213,017)
                     Other                            19,983         18,529
                                                   ---------      ---------
                     Provision for income
                      taxes                        $   7,500      $   3,751
                                                   =========      =========


         NOTE 7 -  CONTINGENCIES AND COMMITMENTS

              The Company conducts its operations in facilities leased from a corporation owned by the Company's shareholders for five years with renewal options for fifteen additional years. The rental payment for the premises is $20,000 per month plus an annual payment not to exceed $200,000 based on 1% of gross revenue. Rental expense to related parties totalled $240,000 in both 1994 and 1993.

              The  Company   also  leases  a   warehouse   facility   from  an
              unaffiliated entity under a two-year lease period at the rate of $8,333 per month beginning January 3, 1995. The lease has a renewal option for one three-year period at rates up to $10,833 per month.

         NOTE 8 - CAPITAL STOCK

              Capital stock of the Company at December 31, 1994 was comprised of the following:

                          DR. MADIS LABORATORIES, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1994


                Preferred stock, $100 par value; 1,017,000 shares authorized, 24,497 shares issued and outstanding.

                Common  stock,   Class  A  voting,  no  par  value;  100  shares
                authorized, 100 shares issued and outstanding.

                Common stock, Class B non-voting, no par value; 10,000 shares authorized, 10,000 shares issued and outstanding.


         NOTE 9 - SUBSEQUENT EVENT

              On January 3, 1995, the Company, a New Jersey corporation, merged with HOLD's wholly-owned subsidiary, a Delaware corporation (the "Merger"), which then changed its name to Dr. Madis Laboratories, Inc. ("Madis Labs"). In the Merger, the former stockholders of the Company received 20% of the outstanding shares of the common stock of Madis Labs and an option to acquire 250,000 shares of HOLD's common stock at its book value of $2.10 per share. The balance of the common stock of Madis Labs is owned by HOLD.

              The Merger was effected in conjunction with the Joint Plan of Reorganization (the "Plan") filed by the Company in Chapter 11 proceedings under the Federal Bankruptcy Law and confirmed by the Court on November 29, 1994. Under the Plan, HOLD advanced $2,300,000 to the Company which, together with $900,000 of cash on hand, was used to fund the Plan. The balance of indebtedness was assumed by Madis Labs and will be paid from its working capital over a period of years or by HOLD in the event of any deficiency. The Company believes that its creditors will receive 100% of their approved claims. Therefore, pre- and post-petition liabilities are not separately disclosed.

                          DR. MADIS LABORATORIES, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1994



              In connection with the Merger, two principal stockholders who previously served as executive officers of the Company entered employment agreements with Madis Labs pursuant to which one will serve as chairman emeritus for three years at an annual salary of $100,000 and the other will serve as president for four years at an annual salary of $150,000. In addition, Madis Labs leased its principal business premises from a corporation owned by former stockholders of the Company. The lease may not be cancelled prior to December 1999 and has renewal options by Madis Labs for an additional fifteen years. The rental for the premises is $20,000 per month plus an additional annual payment of up to $200,000 based on 1% of gross revenue. HOLD also paid $100,000 to the Trustee of the Company's Employee Stock Ownership Plan to fund its termination.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AMERICAN HOLDINGS, INC.



                                   By:  /s/ Mark Koscinski
                                        --------------------------
                                        Mark Koscinski
                                        Vice President
                                        (Principal Accounting Officer)


Date:     March 17, 1995